Investor Presentation FIG Partners West Coast CEO Conference February 3 & 4, 2016 Jim Ford President & CEO Dave Kinross EVP Chief Financial Officer

Forward-Looking Statements 2 Forward-looking Statements -- Certain matters discussed constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company's current business strategy and the Company's plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest margin, and the quality of the Company's earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; and (7) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2014. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company.

Overview 3 NASDAQ Symbol CVCY Market Capitalization $132.3 Million Institutional Ownership 32% Insider Ownership 22% Total Assets $1.3 Billion Headquarters Fresno, CA Number of Branches 21 Year Established 1980 Strategic Footprint Bakersfield to Sacramento 21 Branches in 7 Contiguous Counties As of December 31, 2015

Experienced Management Team 4 Executive Position Years at CVCY Years of Experience James M. Ford President & CEO 2 36 David A. Kinross EVP, Chief Financial Officer 10 26 Gary D. Quisenberry EVP Commercial & Business Banking 16 31 Lydia E. Shaw EVP Community Banking 9 31 Patrick J. Carman EVP, Chief Credit Officer 7 44

Financial Highlights 5 FYE 2015 FYE 2014 Total Average Assets $1.22 Billion $1.16 Billion Net Income $10.96 Million $5.29 Million Diluted EPS $1.00 $0.48 Net Interest Margin 4.01% 4.11% ROA 0.90% 0.46% ROE 8.12% 4.06% Cash Dividends per share $0.18 $0.20 Total Cost of Funds 0.09% 0.11% NPAs to Total Assets 0.19% 1.18% Leverage Capital Ratio 8.65% 8.36% Common Equity Tier 1 Ratio 13.44% N/A Tier 1 Risk Based Capital Ratio 13.79% 13.67% Total Risk Based Capital Ratio 15.04% 14.88%

Investment Considerations 6 • Premier community bank serving the San Joaquin Valley for 36 years • Experienced management team • Stable and experienced Board of Directors • Stable low-cost core customer funding base • Attractive investment opportunity – Price/TBV = 111% * • Successful acquisition and integration track record • Asset sensitive balance sheet well positioned for rising rates • Solid regulatory capital base • Exceptionally strong regulatory relationships * As of February 1, 2016

Attractive Investment Opportunity 7 As of December 31, 2015 Source: NASDAQ Closing Price Data 0 2 4 6 8 10 12 14 1/1/2010 1/1/2011 1/1/2012 1/1/2013 1/1/2014 1/1/2015 P ri ce CVCY Stock Price

Growing Franchise 8 Note: Acquisition of Visalia Community Bank occurred on July 1, 2013 758,852 800,178 853,078 986,924 1,157,483 1,222,526 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2010 2011 2012 2013 2014 2015 Th o u sa n d s Average Total Assets

Net Income and NIM 9 3,279 6,477 7,520 8,250 5,294 10,964 4.95 4.63 4.21 4.09 4.11 4.01 0.00 1.00 2.00 3.00 4.00 5.00 6.00 0 2,000 4,000 6,000 8,000 10,000 12,000 2010 2011 2012 2013 2014 2015 Pe rc e n t Th o u sa n d s Net Income Net Interest Margin

Earnings 10 0.43 0.81 0.88 0.84 0.46 0.90 3.41 6.26 6.56 6.89 4.06 8.12 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 - 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 2010 2011 2012 2013 2014 2015 R OA E Pe rc e n t R OA A Pe rc e n t ROAA / ROAE ROAA ROAE

Steady Deposit Growth and Lowest Cost of Funds 11 636,166 677,789 719,601 848,493 1,006,560 1,065,798 0.58 0.39 0.23 0.15 0.11 0.09 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2010 2011 2012 2013 2014 2015 Pe rc e n t Th o u sa n d s Average Total Deposits Avg Deposits Cost of Funds

Attractive Deposit Mix 12 Non-Interest Bearing 38% Now/Savings 28% Money Market 21% TCDs 13% As of December 31, 2015 Total Deposits = $1.12 Billion

Loan Totals and Yield 13 437,959 412,969 394,575 445,300 533,531 578,899 6.25 6.32 6.06 5.96 5.53 5.27 4.60 4.80 5.00 5.20 5.40 5.60 5.80 6.00 6.20 6.40 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 2010 2011 2012 2013 2014 2015 Pe rc e n t Th o u sa n d s Average Total Loans Total Loans Loan Yield

Loan Originations 14 33 50 17 21 29 29 21 27 24 24 18 43 25 35 42 54 48 50 31 71 47 57 47 59 115 68 54 78 112 109 71 67 122 140 69 58 82 84 88 101 88 142 70 93 119 158 103 123 - 50 100 150 200 250 2010 Q1 2010 Q2 2010 Q3 2010 Q4 2011 Q1 2011 Q2 2011 Q3 2011 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 M ill io n s New Renewed

Balanced Loan Portfolio 15 Commercial & Industrial, 17% Agriculture Production & Land, 18% Owner Occupied Real Estate, 28% R/E Construction & Land, 6% Commercial Real Estate, 20% Other Real Estate, 2% Equity Loans and Lines, 7% Consumer & Installment, 2% As of December 31, 2015 Excludes Deferred Loan Fees Total Loans = $598 Million

Agricultural Loan Commitments 16 Almonds 30% Walnuts 15% Wine Grapes 10% Other 9% Table Grapes 8% Tomatoes 6% Cherries 4% Raisins 4% Tree Fruit 4% Cotton 3% Pistachios 2% Olives 1% Alfalfa 1% Citrus 1% Wheat 1% Onions 0% Corn 0% Cattle/Poultry 0% As of December 31, 2015

Asset Quality 17 19,984 14,434 9,695 7,776 14,052 2,413 2.55 2.67 2.56 1.80 1.45 1.61 - 0.50 1.00 1.50 2.00 2.50 3.00 0 5,000 10,000 15,000 20,000 25,000 2010 2011 2012 2013 2014 2015 Pe rc e n t Th o u sa n d s Non Performing Assets ALLL/Loans

Conservative Investment Portfolio 18 US Government Agencies 10% Municipal Securities 37% Agency CMO, MBS & Other Securities 45% Equity Mutual Funds 2% HTM Municipal Securities 6% As of December 31, 2015 Total = $509 Million Yield = 3.10% Duration 4.35 Years

On the Horizon 19 Organic Loan Growth Explore Merger Opportunities Improve Efficiencies Fee Income Improvements Relationship Pricing & Customer Profitability Closely Monitor Water Resources

20 Investing in Relationships